30 Financial income (expenses) (Tables)	12 Months Ended
Dec. 31, 2020
Financial income (expenses) [abstract]
Schedule of financial income (expenses)
	2020	2019	2018
Financial expenses
Interest and charges on borrowings and financing – local currency	(348,050)	(331,367)	(332,149)
Interest and charges on borrowings and financing – foreign currency	(136,257)	(165,421)	(171,686)
Other financial expenses	(328,413)	(344,508)	(187,563)
Income tax over international remittance	(15,134)	(17,650)	(19,779)
Inflation adjustment on borrowings and financing	(86,938)	(44,802)	(66,183)
Other inflation adjustments	(142,313)	(107,584)	(45,193)
Interest and inflation adjustments on provisions (i)	(267,654)	(162,093)	14,586
Total financial expenses	(1,324,759)	(1,173,425)	(807,967)

Financial income
Inflation adjustment gains	120,957	91,180	105,952
Income on financial investments	75,522	151,622	187,094
Interest income	162,576	150,054	175,939
Cofins and Pasep	(22,328)	(20,028)	(22,693)
Other	4	14	10
Total financial income	336,731	372,842	446,302

Financial income (expenses), net before exchange rate changes	(988,028)	(800,583)	(361,665)

Exchange gains (losses)
Exchange rate changes on borrowings and financing (ii)	(2,180,241)	(233,960)	(915,897)
Exchange rate changes on assets	1,894	863	13,235
Other exchange rate changes	4	(1)	(9)
Exchange rate changes, net	(2,178,343)	(233,098)	(902,671)

Financial income (expenses), net	(3,166,371)	(1,033,681)	(1,264,336)

(i)	Increase of R$ 105.6 million, due to the increase in interest and monetary variations on lawsuits.
(ii)	Increase of R$ 1,946.3 million, due to the higher appreciation of the U.S. dollar and the Yen against the Real in 2020 (28.9% and 35.8%, respectively), compared to appreciation presented in 2019 (4.0% and 5.3%, respectively).